UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2007

Commission File Number: 333-121034

Jayhawk Energy, Inc.
(Exact name of registrant as specified in its charter)

Colorado	20-0990109
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
370 Interlocken Blvd. Suite 400 Broomfield, Colorado (Address of principal executive office)	80021 (Postal Code)
(303) 327-1571 (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 28, 2007, Jayhawk Energy, Inc. (“Registrant”) dismissed Cordovano and Honeck LLP as the Registrant’s independent registered public accounting firm. Cordovano and Honeck LLP had previously been engaged as the principal accountant to audit the Registrant’s financial statements.

The Registrant engaged Meyers Norris Penny LLP as its new independent auditors, effective as of November 28, 2007, to audit the Registrant’s financial statements for the year ended September 30, 2007, and to perform procedures related to the financial statements included in the Registrant’s current reports on Form 8-K and quarterly reports on Form 10-QSB.

The decision to dismiss Cordovano and Honeck LLP and engage Meyers Norris Penny LLP was approved by the Registrant’s Board of Directors (the “Board”) on November 28, 2007.

The reports of Cordovano and Honeck LLP on the Registrant’s financial statements for each of the years ended September 30, 2006 and 2005, contained an explanatory paragraph relating to the Registrant’s ability to continue as a going concern. Other than this report modification, the reports of Cordovano and Honeck LLP on the Registrant’s financial statements as of and for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.

During the Registrant’s two most recent fiscal years and the subsequent interim period through November 28, 2007, the date of dismissal, there were no disagreements with Cordovano and Honeck LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Cordovano and Honeck LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-B during the Registrant’s two most recent fiscal years and the subsequent interim period through November 28, 2007, the date of dismissal.

The Registrant has made the contents of this Form 8-K available to Cordovano and Honeck LLP and requested it to furnish a letter to the SEC as to whether Cordovano and Honeck LLP agrees or disagrees with, or wishes to clarify the Registrant’s expression of its views. A copy of Cordovano and Honeck LLP’s letter to the SEC is included as Exhibit 16.1 to this Form 8-K.

Other than in connection with the engagement of Meyers Norris Penny LLP by the Registrant, during the Registrant’s most recent fiscal year and the subsequent interim period prior to November 28, 2007, the Registrant did not consult Meyers Norris Penny LLP regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B or the related instructions thereto or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-B.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

16.1	Letter to the SEC from Cordovano and Honeck LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Jayhawk Energy, Inc.

November 29, 2007                                                                                                                       By:  /s/ Lindsay Gorrill
Lindsay Gorrill, President,
Chief Executive Officer